SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2008

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Executive 10b5-1 Plan

On June 12, 2008, Mark S. Dodson, Chief Executive Officer of Northwest Natural Gas Company (NYSE: NWN, “NW Natural”) entered into a trading plan intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the periodic and orderly exercise of currently held options to purchase of up to 30,000 shares of NW Natural common stock and the immediate sale of the underlying shares of common stock in “cashless exercises” during the period between August and December 2008.

As previously disclosed, on May 22, 2008, Mr. Dodson announced his intention to retire from NW Natural on December 31, 2008. The Trading Plan enables Mr. Dodson to periodically exercise his options before retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY (Registrant)

Dated: June 13, 2008	/s/ David H. Anderson
David H. Anderson Senior Vice President and Chief Financial Officer

3